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                                 UNITED STATES

                        SECURITIES EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 25, 2001


                               HEALTHCENTRAL.COM
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     DELAWARE                     000-27567                  94-3250851
-------------------        ------------------------      -------------------
 (Jurisdiction of          (Commission file number)       (I.R.S. Employer
  incorporation)                                         Identification No.)


                               HealthCentral.com
                       6005 Shellmound Street, Suite 250
                             Emeryville, CA 94608
              ---------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500


                                Not Applicable
            ------------------------------------------------------
            (Former name or address, if changed since last report)
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ITEM 5. OTHER EVENTS

On July 25, 2001, HealthCentral.com announced that it has received a determination on its continued listing by the Nasdaq Listing Qualifications Panel in a press release, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1    Press Release of HealthCentral.com dated July 25, 2001.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

Date: July 26, 2001                HealthCentral.com

                                   /s/ C. Fred Toney
                                   ------------------------------
                                   C. Fred Toney
                                   Chief Executive Officer